UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 6, 2007

WITNESS SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29335	23-2518693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Center Parkway
Roswell, GA	30076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 754-1900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events

Clearance by the German Federal Cartel Office

On April 10, 2007, Witness Systems, Inc. (the “Company”) received notice from the German Federal Cartel Office (the “FCO”) that the FCO had cleared the acquisition of the Company (the “Acquisition”) by Verint Systems Inc. (“Verint”) with the review period terminating on April 10, 2007.

Report of Institutional Shareholder Services

On April 13, 2007, Institutional Shareholder Services (“ISS”) issued its report (the “Report”) with respect to the Acquisition.  The Report states that based on ISS’ review of the terms of the Acquisition and based on the factors noted in the Report, ISS believes that the Acquisition warrants shareholder support.

Litigation

As previously reported in the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2007 (the “Form 10-K”), A. Edward Miller filed a shareholder derivative lawsuit in the United States District Court for the Northern District of Georgia (Atlanta Division) naming the Company as a nominal defendant and naming all of our current Board of Directors and a number of our current officers as defendants. Miller v. Gould, et al., Civil Action No. 1:06-CV-2039 (N.D. Ga.).   On April 6, 2007, the plaintiffs filed a motion for leave to file a proposed Second Amended Complaint (the “Motion”), which purports to bring four new direct claims as a putative class action for breach of fiduciary duty, abuse of control, gross mismanagement, and constructive fraud in connection with certain stock options granted by the Company and the Acquisition and to add Verint as a defendant.  The plaintiffs allege that by causing the Company to enter into an agreement to be acquired by Verint, the officers and directors of the Company breached their fiduciary duties.  The Company intends to oppose the Motion.  On April 19, 2007, the defendants and the plaintiffs filed a stipulation (the “Stipulation”) with the United States District Court for the Northern District of Georgia (Atlanta Division) agreeing to extend the defendants time to respond to the Motion until May 4, 2007.  Copies of the Motion and the Stipulation are publicly filed with United States District Court for the Northern District of Georgia (Atlanta Division).

As previously reported in the Form 10-K, on August 14, 2006, a putative class action securities lawsuit was filed by an individual claiming to be a stockholder of the Company and naming the Company and certain of its directors and officers as defendants in connection with certain stock option grants made by the Company.  Rosenberg v. Gould, et al., Civil Action No. 1:06-CV-1894 (N.D. Ga.).  On April 6, 2007, a Consolidated Amended Complaint was filed adding a claim under Section 20(a) of the Exchange Act and naming the Company’s auditor, KPMG LLP, as an additional defendant.  A copy of the Consolidated Amended Complaint is publicly filed with United States District Court for the Northern District of Georgia (Atlanta Division).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2007	WITNESS SYSTEMS, INC.

	By:	/s/ William F. Evans
William F. Evans
Executive Vice President
and Chief Financial Officer